EXHIBIT 23.2

                         Consent of Independent Auditors



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                                  EXHIBIT 23.2




                         CONSENT OF INDEPENDENT AUDITORS




         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the Norwood Financial Corp. Stock Option Plan, of our report dated January 30, 1998, relating to the 1997 consolidated financial statements of Norwood Financial Corp. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.



                                                  /s/ BEARD & COMPANY, INC.

                                                  BEARD & COMPANY, INC.





Harrisburg, Pennsylvania
August 11, 1998